Exhibit 99.1

uBid.com Holdings, Inc. Renames Holdings
Company “Enable Holdings, Inc.”

Asset Recovery Leader Completes Restructuring, Changes Name

Chicago, August 8, 2008 - uBid.com Holdings Inc. (UBHI.OB), the leading asset recovery solutions company for the world’s most trusted brands, today officially changed the name of uBid.com Holdings, Inc. (the Company) to Enable Holdings, Inc. The Company’s name change coincides with the restructuring project as part of its new business model of a comprehensive excess inventory solutions provider, consisting of multiple asset recovery channels. Major components of the Company’s restructuring project are complete, with additional initiatives continuing through the balance of 2008 as the Company continues to execute implementation of its new strategy as Enable Holdings, Inc.

uBid.com Holdings, Inc. is currently traded on the NASDAQ OTC Bulletin Board (UBHI.OB), but the Company has applied for a new ticker symbol with NASDAQ as Enable Holdings, Inc.

For more information please visit www.ubid.com.

About uBid.com Holdings, Inc.
uBid.com Holdings, Inc. is the world's leading excess inventory solutions company that links brand name sellers with customers around the globe. uBid.com Holdings, Inc. does this through its multi-channel asset-recovery solution that includes an online auction platform located at www.ubid.com, physical facilities liquidation and a business-to-business selling platform. Brand name sellers are able to reduce excess inventory more efficiently and profitably than ever before. And however they choose to buy, shoppers now have an inside connection to the world's most trusted brands at prices far below retail. With more than 10 years experience in online commerce, uBid Holdings, Inc. is headquartered in Chicago, IL.

uBid.com Holdings, Inc. is publicly-traded on the NASD OTC bulletin board (UBHI.OB).

SEC Filings and Forward-Looking Statements
Additional information about uBid.com is in the company’s annual report on Form 10-K, filed with the Securities and Exchange Commission.

Certain statements made in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements using terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” “possible,” “plan,” “project,” “should,” “will,” “forecast,” and similar words or expressions. uBid.com Holdings, Inc. intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of uBid.com Holdings, Inc. and the industries and markets in which uBid.com Holdings, Inc. operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect the forward looking statement identified above and uBid.com Holdings, Inc.'s business, financial condition and operating results generally include the effects of adverse changes in the economy, reductions in consumer spending, declines in the financial markets and the industries in which uBid.com Holdings, Inc. and its partners operate, adverse changes affecting the Internet and e-commerce, the ability of uBid.com Holdings,Inc. to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of uBid.com Holdings, Inc. to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of uBid.com Holdings, Inc. to attract and retain qualified personnel, the ability of uBid.com Holdings, Inc. to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. uBid.com Holdings, Inc. expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by uBid.com Holdings, Inc.

MEDIA CONTACTS:
Ryan Calverley
Press Officer
uBid.com Holdings, Inc
(773) 272-4414
ryanc@ubid.com